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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2003

                         UNIVERSAL HEALTH SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-10765              23-2077891
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(State or other jurisdiction of      (Commission         (I.R.S. Employer
Incorporation or Organization)      File Number)        Identification No.)

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA   19406
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               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (610) 768-3300

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

    On February 13, 2003, Universal Health Services, Inc. issued a press release announcing the Company's final financial results for the full year ended December 31, 2002 and the appointment of Steve Filton as the Company's Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

    99.1 Press release, dated February 13, 2003

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Universal Health Services, Inc.

                                       By: /s/ Alan B. Miller
                                       ----------------------
                                       Name: Alan B. Miller
                                       Title: President and Chief Executive
                                              Officer

                                       By: /s/ Steve Filton
                                       --------------------
                                       Name: Steve Filton
                                       Title: Vice President, Controller
                                              and Chief Financial Officer

Date: February 14, 2003

                                  Exhibit Index

Exhibit No.      Exhibit
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99.1            Press release, dated February 13, 2003